Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2018

Effective September 30, 2018, Lauri Brunner has been appointed as the portfolio manager of Thrivent Large Cap Growth Fund, and Darren M. Bagwell is no longer a portfolio manager of the Fund.

Also, effective September 30, 2018, Ms. Brunner has been appointed as a portfolio manager of Thrivent Large Cap Stock Fund. Kurt J. Lauber, CFA and Noah J. Monsen, CFA will continue to serve as portfolio managers of the Fund; Darren M. Bagwell is no longer a portfolio manager of the Fund.

The table under the heading “Thrivent Asset Mgt. Portfolio Managers – Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers” in the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section is updated to add information for Ms. Brunner as of August 31, 2018.

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Lauri Brunner	0	$0	0	$0

The table under the heading “Thrivent Asset Mgt. Portfolio Managers – Ownership in the Funds” in the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section is updated to add information for Ms. Brunner as of August 31, 2018.

Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
Lauri Brunner	Thrivent Large Cap Growth Fund	None	Thrivent Large Cap Growth Portfolio	None	$50,001-$100,000

	Thrivent Large Cap Stock Fund	None	Thrivent Large Cap Stock Portfolio	None

The date of this Supplement is September 25, 2018.

Please include this Supplement with your Statement of Additional Information.

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